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EXHIBIT 99.2


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of 9278 Communications, Inc. (the "Company") for the year ended December 31, 2002 (the "Annual Report"), I, Sajid B. Kapadia, principal accounting officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the Annual Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:        , 2003                                /s/  Sajid B. Kapadia
                                                   ----------------------
                                                   SAJID B. KAPADIA
                                                   Principal Accounting Officer